September 24, 2019
Supplement to the
Summary Prospectus
dated January 31, 2019
Ziegler Senior Floating Rate Fund

Class A	ZFLAX
Class C	ZFLCX
Institutional Class	ZFLIX

Effective immediately, Ms. Roberta Goss serves as Portfolio Manager to the Ziegler Senior Floating Rate Fund.
Mr. George Marshman, Mr. Scott Roberts, and Mr. Gil Tollinchi will continue as portfolio managers along with Ms. Roberta Goss.
The "Management" table on Page 7 of the Summary Prospectus is revised to include the following:
Management

Sub-Adviser	Portfolio Managers	Years Managing the Fund
Pretium Credit Management, LLC	Roberta Goss	Since September 2019

Please retain this Supplement with the Summary Prospectus